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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                            RWD Technologies, Inc.
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            (Exact name of registrant as specified in its charter)

                Maryland                                52-1552720
  (State of incorporation or organization)    IRS Employer Identification No.
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10480 Little Patuxent Parkway, Parkview, Suite 1200, Baltimore, Maryland
                                                                   21044-3530
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     (Address of principal executive offices)                      (Zip code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following.

                                      [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box.

                                      [_]


       Securities to be registered pursuant to Section 12(b) of the Act:

                                     None

       Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.10 par value per share
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                               (Title of class)
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Item 1:  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

         The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.10 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 14, 1997 (File No. 333-21779) (the "Registration Statement on Form S-1"), is incorporated herein by reference.

Item 2:  Exhibits.
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         The following exhibits are filed herewith (or incorporated by reference as indicated below):

         1. Amended and Restated Articles of Incorporation of the Registrant, incorporated herein by reference, to Exhibit 3.01 of the Registrant's Registration Statement on Form S-1.

         2. Amended and Restated By-Laws of the Registrant, incorporated herein by reference, to Exhibit 3.02 of the Registrant's Registration Statement on Form S-1.

         3. Specimen Common Stock Certificate, incorporated herein by reference, to Exhibit 4.01 of the Registrant's Registration Statement on Form S-1.
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                                   SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    RWD TECHNOLOGIES, INC.



                                    By: /s/ Ronald E. Holtz
                                       ------------------------------------
                                          Ronald E. Holtz
                                          Vice President, Secretary and
                                          Chief Financial Officer


Date:  March 24, 1997